SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 5, 2013

DILIGENT BOARD MEMBER SERVICES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

39 West 37 St. 8th Floor New York, NY 10018
(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 6, 2013 New Zealand Daylight Time, Diligent Board Member Services, Inc. (the “Company”) issued an announcement relating to the approval by the NZ Markets Disciplinary Tribunal of a settlement reached by the Company and the New Zealand Stock Exchange regarding the previously disclosed breaches of the NZSX Listing Rules by the Company. The settlement provided for the payment of fines and costs by the Company, as described in the public censure issued by the NZ Markets Disciplinary Tribunal, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Company’s announcement, dated September 6, 2013 New Zealand Daylight Time, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description

99.1	Public censure issued by the NZ Markets Disciplinary Tribunal dated September 6, 2013 New Zealand Daylight Time

99.2	Announcement dated September 6, 2013 New Zealand Daylight Time

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2013	DILIGENT BOARD MEMBER SERVICES, INC.

	By:	/s/ Alessandro Sodi

Alessandro Sodi Chief Executive Officer